CLAYTON UTZ

EXECUTION VERSION

NTG Guarantee

Northern Territory of Australia
Guarantor

Macquarie Bank Limited

Evolution Trustees Limited as trustee for the Alpha Wave Credit (Australia) Trust
Initial Beneficiaries

SPCF Financing Pty Ltd
Borrower

Clayton Utz
Lawyers
Level 15, 1 Bligh Street
Sydney NSW 2000
GPO Box 9806
Sydney NSW 2001
Tel + 61 2 9353 4000
Fax + 61 2 8220 6700
www.claytonutz.com

Our reference: 23025/81045024

L\359460930.11 1

L\359460930.11 2 Contents 1. Definitions and interpretation..............................................................................3 1.1 Definitions ..............................................................................................3 1.2 General interpretation ............................................................................8 1.3 Incorporation of defined terms...............................................................9 1.4 Limitation of liability of Evolution Trustees Limited ................................9 1.5 Beneficiaries' rights and obligations ......................................................9 2. Conditions precedent ...........................................................................................9 2.1 Effective Time........................................................................................9 2.2 Conditions precedent.............................................................................9 2.3 Notification ...........................................................................................10 3. Guarantee ............................................................................................................10 3.1 Guarantee............................................................................................10 3.2 Demand Conditions .............................................................................10 3.3 Extent of guarantee .............................................................................11 3.4 Reinstatement......................................................................................11 3.5 Rights of the Beneficiaries are protected.............................................11 3.6 No merger............................................................................................11 3.7 No marshalling.....................................................................................11 3.8 Unconditional nature of obligation .......................................................11 3.9 Judgment .............................................................................................12 4. Guarantee Fee .....................................................................................................12 5. Reimbursement and indemnities ......................................................................13 5.1 Reimbursement ...................................................................................13 5.2 Counter indemnity................................................................................13 5.3 Other indemnities.................................................................................13 5.4 Nature of rights and obligations...........................................................14 6. Termination .........................................................................................................14 6.1 Automatic termination ..........................................................................14 6.2 Change in Control................................................................................15 7. Payments .............................................................................................................16 7.1 Manner of payment..............................................................................16 7.2 Withholding tax ....................................................................................16 7.3 Indirect Tax ..........................................................................................17 8. Limitation of liability ...........................................................................................17 9. Assignment and novation ..................................................................................17 10. Representations, warranties and acknowledgements ....................................19 10.1 Guarantor representations...................................................................19 10.2 Borrower representations ....................................................................19 10.3 Sanctions representations ...................................................................20 10.4 Acknowledgements..............................................................................20 11. Notices .................................................................................................................20 11.1 How Notice to be given........................................................................20 11.2 When Notice taken to be received.......................................................21 11.3 Notices sent by more than one method of communication..................22 12. Costs ....................................................................................................................22 12.1 Initial costs ...........................................................................................22 12.2 Subsequent costs ................................................................................22

CLAYTON UTZ

12.3 Enforcement Costs 22

13. General 22

13.1 Amendments 22
13.2 Prompt performance 22
13.3 Waiver 22
13.4 Remedies cumulative 23
13.5 Indemnities and reimbursement obligations 23
13.6 Confidentiality 23
13.7 Public announcements 24
13.8 Further acts and documents 24
13.9 Counterparts 24
13.10 Moratorium Legislation 24
13.11 Acknowledgement by Guarantor 24
13.12 Severability of Provisions 25
13.13 No immunity 25

14. Governing law and jurisdiction 25

14.1 Governing law 25
14.2 Jurisdiction 25
14.3 Serving documents 25

Schedule 1 - Form of Demand Notice 26

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3

CLAYTON UTZ

NTG Guarantee

Date 29 September 2025

Details

Parties		
Guarantor	Name	Northern Territory of Australia
	Address	8th Floor, NT House, 22 Mitchell Street, Darwin, Northern Territory, 0800
	Email	
	Attention	Jason Finlay
Initial Beneficiaries	Name	Macquarie Bank Limited
	ACN	008 583 542
	Address	Level 1, 1 Elizabeth Street, Sydney NSW 2000
	Email	
	Attention	Ben Mossemenear and Jack Freeman
	Name	Evolution Trustees Limited as trustee for the Alpha Wave Credit (Australia) Trust
	ABN	54 715 760 742
	Address	Level 15, 68 Pitt Street, Sydney NSW 2000
	Email	
	Attention	Timothy Duncan and David Feng
Borrower	Name	SPCF Financing Pty Ltd
	ACN	686 244 664
	Address	Suite 1, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000
	Email	
	Attention	Eric Dyer

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L\359460930.11 2

L\359460930.11 3 Operative provisions 1. Definitions and interpretation 1.1 Definitions Auditor-General means the "Auditor-General" or an "Acting Auditor-General" as those terms are defined in the Audit Act 1995 (NT). Authorisation means: (a) an authorisation, consent, approval, resolution, licence, exemption, filing or registration from or with a Governmental Agency; or (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action. Beneficiary means each Initial Beneficiary and each assignee, transferee or novatee under an assignment, transfer or novation by a Beneficiary in accordance with this document. Borrower means the person so described in the Details. Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in Darwin and Sydney, Australia. Cabinet is a reference to the collective known as "Cabinet" comprising all Ministers of the Northern Territory of Australia. Cabinet Committee means a committee or sub-committee established by Cabinet to provide the forum for detailed consideration and discussion of matters either prior to full Cabinet consideration or on behalf of Cabinet. Change in Control will occur where, at any time, either Sponsor ceases to hold at least a 50% direct or indirect interest in an Obligor without the prior written consent of the Guarantor. Controller has the meaning it has in the Corporations Act. Corporations Act means the Corporations Act 2001 (Cth). Costs means any cost, expense, charge, liability or disbursement (including legal fees). Default Rate means, in relation to any amounts which remain outstanding from the Borrower to the Guarantor under this document, the rate which is the sum of 2 per cent per annum plus the interest rate that applies to Tranche 1A under the Facility Agreement (excluding any ‘default interest’ (howsoever described) that may be applicable under the Facility Agreement). Demand Notice means a notice substantially in the form set out in Schedule 1 (Form of Demand Notice). Details means the section of this document headed "Details". Effective Time means the time when each of the conditions precedent in clause 2.2(a) (Conditions precedent) have been satisfied. Facility Agreement means the facility agreement dated on or about the date of this document between, among others, the Borrower, each Initial Beneficiary (as Lenders), Global Loan Agency Services Australia Specialist Activities Pty Limited (ACN 635 992 308) (as Agent) and

L\359460930.11 4 Global Loan Agency Services Australia Nominees Pty Ltd (ACN 608 945 008) (as Security Trustee). Finance Documents means: (a) the Facility Agreement; (b) this document; (c) each document which is a Finance Document for the purposes of the Facility Agreement; and (d) any document which has the effect of varying, novating, ratifying, replacing or restating any document referred to in this definition. Gas Sales Agreement means the long-term gas sales agreement dated on or about the date of this document between the Northern Territory of Australia, Tamboran B2 Pty Ltd (ACN 105 431 525) and Falcon Oil & Gas Australia Limited (ACN 132 857 008). Government Owned Corporation has the meaning given to that term in the Government Owned Corporations Act 2001 (NT). Governmental Agency means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self-regulatory organisation established under statute or any stock exchange. Guarantee Fee means the fee payable by the Borrower to the Guarantor under clause 4 (Guarantee Fee). Guarantee Limit means $75,000,000. Guarantee Release Conditions means each of the following conditions: (a) "Practical Completion" (as defined in the EPCM Contract) has been achieved in accordance with the terms of the EPCM Contract and a "Practical Completion Certificate" (as defined in the EPCM Contract) has been issued; (b) the Project has processed at an average rate of 35 TJ/day of gas over a continuous assessment period of 180 days in accordance with the requirements of the Gas Processing Agreement, provided that: (i) if on any day the volume processed is less than 35 TJ/day due solely to demand-related factors, the Guarantor may nominate that day to be excluded from the assessment period. The Guarantor may not nominate any day for exclusion under this sub-paragraph (i) where volumes fall below 35 TJ/day due to production or other upstream asset issues; and (ii) for each day excluded in accordance with sub-paragraph (i), an additional day will be added at the end of the assessment period so that the assessment is performed over a total period of 180 days; and (c) no Event of Default or Review Event is subsisting. Guaranteed Money means the principal and interest (including default interest) in respect of Tranche 1A and Tranche 1B. Indemnified Parties means the Guarantor, the Treasurer, Cabinet, each Cabinet Committee, any Minister and any other officials, officers, employees or agents of them.

L\359460930.11 5 Indirect Tax means any goods and services tax, consumption tax, value added tax or any tax of a similar nature. A person is Insolvent if: (a) it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act); (b) it is in liquidation, in provisional liquidation, under administration or wound up or has had a Controller appointed to its assets; (c) it is subject to any arrangement (including a deed of company arrangement or scheme of arrangement), assignment, moratorium, compromise or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the Security Trustee); (d) an application or order has been made (and, in the case of an application which is disputed by the person, it is not stayed, withdrawn or dismissed within 14 days), resolution passed, proposal put forward or any other action taken, in each case in connection with that person, in respect of any of (a), (b) or (c) above; (e) it is taken (under section 459F(1) of the Corporations Act) to have failed to comply with a statutory demand; (f) it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or it makes a statement from which the Security Trustee reasonably deduces it is so subject); (g) it is otherwise unable to pay its debts when they fall due; or (h) something having a substantially similar effect to (a) to (g) happens in connection with that person under the law of any jurisdiction. Minister has the meaning given to that term in section 19(1) of the Interpretation Act 1978 (NT). NTG Guarantee means the guarantee set out in clause 3 (Guarantee). PPSA means the Personal Property Securities Act 2009 (Cth). Principal Outstanding means the principal outstanding from time to time under Tranche 1A and Tranche 1B of the Facility Agreement. Relevant Matter means this document, any Transaction Document and the Project, or any event, transaction, contract, agreement or arrangement contemplated by, or referred to in, a Transaction Document. Restricted Party means a person, whether or not having a legal personality, that is: (a) listed on, or owned or controlled by a person listed on, any Sanctions List; (b) located in, incorporated under the laws of, or owned or controlled by, a person located in or organised under the laws of a country or territory that is the target of country wide or territory wide Sanctions; (c) directly or indirectly owned or controlled, as defined by the relevant Sanctions, by a person referred to in paragraphs (a) or (b) above; or

L\359460930.11 6 (d) otherwise a target of Sanctions (target of Sanctions signifying, a person with whom a United States person or other national of a Sanctions Authority would be prohibited or restricted by law from engaging in trade, business or other activities). Sanctions means trade, economic or financial sanctions, immigration or humanitarian sanctions, proliferation financing risks (including dual use goods), laws, regulations, embargoes or restrictive measures published and imposed, administered or enforced from time to time by any Sanctions Authority. Sanctions Authority means: (a) the United Nations; (b) the European Union; (c) the Council of Europe (founded under the Treaty of London, 1946); (d) the government of the United States of America; (e) the government of the United Kingdom; and (f) the Commonwealth of Australia, and any of their governmental authorities, including, without limitation, the Office of Foreign Assets Control for the US Department of Treasury (“OFAC”), the US Department of Commerce, the US State Department or the US Department of the Treasury, His Majesty's Treasury of the United Kingdom (“HMT”), and the Australian Sanctions Office of the Australian Department of Foreign Affairs and Trade (“DFAT”). Sanctions List means any of the lists of designated Sanctions targets (including assets) maintained by a Sanctions Authority from time to time, including (without limitation) as at the date of this document: (a) in the case of OFAC: (i) the Specially Designated Nationals and Blocked Persons List; and (ii) the Consolidated Sanctions List; (b) in the case of the United States Department of State or the United States Department of Commerce: (i) the Denied Persons List; (ii) the List of Statutorily Debarred Parties; (iii) the Entity List; and (iv) the Terrorist Exclusion List; (c) in the case of HMT: (i) the Consolidated List of Financial Sanctions Targets; and (ii) the List of Persons Subject to Restrictive Measures in View of Russia's Actions Destabilising the Situation in Ukraine; (d) in the case of the European Union, the Consolidated List of Persons, Groups and Entities Subject to EU Financial Sanctions;

L\359460930.11 7 (e) in the case of DFAT, the Consolidated List; and (f) any similar list maintained by, or public announcement of Sanctions designation made by, any of the Sanctions Authorities. Security Interest means any: (a) security for the payment of money or performance of obligations, including a mortgage, charge, lien, pledge, trust, power or title retention or flawed deposit arrangement and any "security interest" as defined in sections 12(1) or (2) of the PPSA; (b) right, interest or arrangement which has the effect of giving another person a preference, priority or advantage over creditors including any right of set-off; (c) right that a person (other than the owner) has to remove something from land (known as a profit à prendre), easement, public right of way, restrictive or positive covenant, lease, or licence to use or occupy; or (d) third party right or interest, or any right arising as a consequence of the enforcement of a judgment, or any agreement to create any of them or allow them to exist. Security Trust and Intercreditor Deed means the deed entitled ‘Security Trust and Intercreditor Deed’ dated on or about the date of this document and made between, among others, the Borrower, the Initial Beneficiaries, the Guarantor and Global Loan Agency Services Australia Nominees Pty Ltd (ACN 608 945 008) (as Security Trustee). Sponsor means: (a) Tamboran Resources Corporation; and (b) Formentera Australia Fund 1, LP. Tamboran Guarantee means the deed of guarantee and indemnity dated on or about the date of this document, provided by the Tamboran Guarantors in favour of Global Loan Agency Services Australia Nominees Pty Ltd (ACN 608 945 008) (as Security Trustee) in respect of all present and future obligations of an Obligor to pay any amounts owing in respect of Tranche 1A and Tranche 1B when due and payable under the Facility Agreement. Tamboran Guarantor means: (a) Tamboran Resources Corporation; (b) Tamboran Resources Pty Ltd (ACN 135 299 062); and (c) Tamboran (West) Pty Ltd (ACN 661 967 077), and Tamboran Guarantors means all of them. Tamboran Resources Corporation means Tamboran Resources Corporation (NYSE: TBN), a company incorporated in Delaware with company number 7640969. Taxes means taxes, levies, imposts, charges and duties (including stamp and transaction duties) paid, payable or assessed as being payable by any authority together with any interest, penalties and fines in connection with them. Territory Coordinator has the meaning given to that term in the Territory Coordinator Act 2025 (NT).

L\359460930.11 8 Treasurer means the Treasurer of the Northern Territory of Australia. 1.2 General interpretation Headings are for convenience only and do not affect interpretation. Unless the contrary intention appears, in this document: (a) labels used for definitions are for convenience only and do not affect interpretation; (b) the singular includes the plural and vice versa; (c) a reference to a document includes any agreement or other legally enforceable arrangement created by it (whether the document is in the form of an agreement, deed or otherwise); (d) a reference to a document also includes any variation, replacement or novation of it; (e) the meaning of general words is not limited by specific examples introduced by "including", "for example", "such as" or similar expressions; (f) a reference to "person" includes an individual, a body corporate, a partnership, a joint venture, an unincorporated association and an authority or any other entity or organisation; (g) a reference to a particular person includes the person’s executors, administrators, successors, substitutes (including persons taking by novation) and assigns; (h) a reference to a time of day is a reference to Darwin or Sydney time; (i) a reference to dollars, $ or A$ is a reference to the currency of Australia; (j) a reference to "law" includes common law, principles of equity and legislation (including regulations); (k) a reference to any legislation includes regulations under it and any consolidations, amendments, re-enactments or replacements of any of them; (l) a reference to "regulations" includes instruments of a legislative character under legislation (such as regulations, rules, by-laws, ordinances and proclamations); (m) an agreement, representation or warranty in favour of 2 or more persons is for the benefit of them jointly and each of them individually; (n) an agreement, representation or warranty by 2 or more persons binds them jointly and each of them individually; (o) a reference to a group of persons is a reference to any 2 or more of them jointly and to each of them individually; (p) a reference to anything (including an amount) is a reference to the whole and each part of it; and (q) a reference to "property" or "asset" includes any present or future, real or personal, tangible or intangible property, asset or undertaking and any right, interest or benefit under or arising from it.

L\359460930.11 9 1.3 Incorporation of defined terms Any term defined in the Facility Agreement (including by incorporation) shall have the same meaning when used in this document (unless otherwise defined herein), with any necessary changes. 1.4 Limitation of liability of Evolution Trustees Limited (a) Evolution Trustees Limited (“Evolution”) enters into and performs this document and the transactions contemplated by it only as trustee of Alpha Wave Credit (Australia) Trust (“Alpha Wave”) and in no other capacity. To the extent permitted by law, Evolution’s liability to pay any amount or satisfy any obligation under or in connection with this document is limited to the extent to which Evolution is actually indemnified out of the assets of Alpha Wave. This limitation applies despite any other provision of this document and extends to all liabilities and obligations of Evolution in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this document or its performance. (b) No party to this document may sue Evolution in any capacity other than as trustee of Alpha Wave, seek the appointment of a receiver, liquidator, administrator or other similar person to Evolution or seek to prove in any liquidation, administration or arrangement of or affecting Evolution other than in its capacity as trustee of Alpha Wave and in respect of the assets of Alpha Wave from which Evolution is actually indemnified. (c) The provisions of this clause do not apply to any obligation or liability of Evolution to the extent that Evolution’s right to be indemnified out of the assets of Alpha Wave has been reduced by fraud, negligence or a material breach of trust provided that nothing in this paragraph (c) shall make Evolution liable to any claim for an amount greater than that which each person would have been able to recover from the assets of Alpha Wave were it not for the reduction of Evolution’s right of indemnity. (d) Evolution is not obliged to do or refrain from doing anything under this document (including, without limitation, incur any liability or enter into any document) unless Evolution’s liability is limited in the same manner as set out in this clause. 1.5 Beneficiaries' rights and obligations The obligations and rights of each Beneficiary under this document are several and: (a) no Beneficiary is responsible for the obligations of any other Beneficiary; and (b) each Beneficiary may separately enforce its rights under this document. 2. Conditions precedent 2.1 Effective Time Each party’s obligations under this document commence at the Effective Time. 2.2 Conditions precedent (a) The conditions precedent to this document are that: (i) the Guarantor has received (in form and substance satisfactory to it) each of the documents and confirmations set out in Part 1 of Schedule 2 (Conditions Precedent) of the Facility Agreement (other than any condition precedent relating to the effectiveness of this document and the Gas Sales Agreement); and

L\359460930.11 10 (ii) the Guarantor has delivered a notice to all parties confirming the Effective Time has occurred. (b) Each condition under this clause is for the sole benefit of the Guarantor and may be waived by the Guarantor in its sole discretion. (c) The Borrower must notify each other party in writing when Financial Close has occurred under the Facility Agreement. 2.3 Notification The Guarantor must notify the other parties as soon as reasonably practicable after the condition referred to in clause 2.2(a)(i) above is satisfied. 3. Guarantee 3.1 Guarantee (a) The Guarantor unconditionally and irrevocably guarantees payment to the Beneficiaries of the Guaranteed Money which is due and payable but which is unpaid, up to an aggregate amount not exceeding the Guarantee Limit. (b) The Guaranteed Money is only payable by the Guarantor on demand in accordance with clause 3.2 (Demand Conditions). (c) The Guarantor agrees to pay the Guaranteed Money to the Beneficiaries (as if it were the principal debtor) within 15 Business Days of receipt of a valid Demand Notice from the Beneficiaries in accordance with clause 3.2 (Demand Conditions). (d) If any Guaranteed Money is not owing by or recoverable from the Borrower for any reason the Guarantor shall indemnify the Beneficiaries against any loss. The amount of that loss will equal the amount a Beneficiary would otherwise have been entitled to recover. (e) Despite any other provision of this document, the total aggregate amount recoverable by the Beneficiaries from the Guarantor under this document shall not exceed the Guarantee Limit. 3.2 Demand Conditions The Beneficiaries may only make a demand on the Guarantor to pay the Guaranteed Money if: (a) Guaranteed Money is not paid when due and payable; (b) the Security Trustee has made a demand in respect of the Guaranteed Money under: (i) clause 22 (Guarantee) of the Security Trust and Intercreditor Deed and the Guaranteed Money remains outstanding; and (ii) the Tamboran Guarantee and the Tamboran Guarantors have not paid the full amount of the Guaranteed Money within the time period allowed in the Tamboran Guarantee; and (c) the Beneficiaries are permitted to make a demand on the NTG Guarantee in accordance with clause 4.1 (Restriction on Enforcement by Lenders) of the Security and Intercreditor Trust Deed.

L\359460930.11 11 3.3 Extent of guarantee (a) The NTG Guarantee is a continuing obligation despite any intervening payment, settlement or other thing and extends to all of the Guaranteed Money. (b) The NTG Guarantee is a principal and independent obligation. It is not ancillary or collateral to another document, agreement, right or obligation. 3.4 Reinstatement If any payment to, or any discharge, release or arrangement given or entered into by, a Beneficiary (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is avoided or reduced for any reason (including as a result of insolvency, breach of fiduciary or statutory duties or any similar event in respect of any person) in whole or in part, then: (a) the liability of the Guarantor under this document will continue or be reinstated as if the discharge, release or arrangement had not occurred; and (b) the Beneficiaries shall be entitled to recover the value or amount of that security or payment from the Guarantor, as if the payment, discharge, avoidance or reduction had not occurred. 3.5 Rights of the Beneficiaries are protected The Guarantor agrees that rights given to the Beneficiaries under this document, and the Guarantor's liabilities under it, are not affected by any act or omission or any other thing which might otherwise affect them under law or otherwise. 3.6 No merger This document does not merge with or adversely affect, and is not adversely affected by, any of the following: (a) any other guarantee, indemnity or Security Interest, or other right, power or remedy to which the Beneficiaries are entitled; or (b) a judgment which a Beneficiary obtains against the Guarantor, the Borrower or any other person in connection with the Guaranteed Money. A Beneficiary may still exercise its rights under this document as well as under the judgment, guarantee, indemnity, Security Interest or right, power or remedy. 3.7 No marshalling The Beneficiaries are not obliged to marshal or appropriate in favour of the Guarantor or to exercise, apply or recover: (a) any Security Interest, guarantee, document or agreement held by a Beneficiary at any time; or (b) any of the funds or assets that a Beneficiary is entitled to receive or has a claim on. 3.8 Unconditional nature of obligation Neither this document nor the obligations of the Guarantor under it will be affected by anything which but for this provision might operate to release, prejudicially affect or discharge them or in any way relieve the Guarantor from any obligation. This includes:

L\359460930.11 12 (a) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person; (b) any transaction or arrangement between a Beneficiary and any person; (c) a Beneficiary becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, deed of company arrangement, composition of debts or scheme of reconstruction by or relating to any person; (d) a Beneficiary exercising or delaying or refraining from exercising or enforcing any document or agreement or any right, power or remedy conferred on it by law or by any document or agreement; (e) all or any part of any document or agreement held by a Beneficiary at any time or of any right, obligation, power or remedy changing, ceasing or being transferred (this includes amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment or assignment); (f) the taking or perfection of any document or agreement or failure to take or perfect any document or agreement; (g) the failure by any person or a Beneficiary to notify the Guarantor of any default by any person under any document or agreement or other circumstance; (h) a Beneficiary obtaining a judgment against any person for the payment of any Guaranteed Money; (i) any change in any circumstance (including in the members or constitution of any person); (j) any increase in the Guaranteed Money for any reason (including as a result of anything referred to above); or (k) any reason, whether with or without the consent or knowledge of the Guarantor. None of the paragraphs above limits the generality of any other. 3.9 Judgment A judgment obtained against the Borrower with respect to Guaranteed Money will be conclusive against the Guarantor. 4. Guarantee Fee (a) Subject to clause 4(b), the Borrower agrees to pay the Guarantor a guarantee fee of 4% per annum calculated daily on the lesser of: (i) the daily balance of the Principal Outstanding; and (ii) the Guarantee Limit, from the Effective Time until termination of the NTG Guarantee in accordance with this document and the Security Trust and Intercreditor Deed. (b) The Guarantee Fee accrues daily and is only payable by the Borrower if: (i) the Gas Sales Agreement has been terminated; and

L\359460930.11 13 (ii) the NTG Guarantee is terminated in accordance with clause 6.1(b) or 6.1(d) (Automatic Termination) and such termination is notified by the Guarantor to the Borrower. (c) The Guarantee Fee will be due and payable on the date that is 5 Business Days after the date on which the Guarantee Fee becomes payable under clause 4(b). 5. Reimbursement and indemnities 5.1 Reimbursement (a) The Borrower must reimburse the Guarantor for any payment made by the Guarantor under the NTG Guarantee on the day on which the Guarantor makes a payment under the NTG Guarantee. (b) If the Borrower is required to reimburse the Guarantor pursuant to paragraph (a) above, the Borrower must reimburse the Guarantor: (i) in accordance with clause 7 (Payments); and (ii) in an amount equal to the aggregate of: A. the amount paid by the Guarantor pursuant to the NTG Guarantee on that date; B. all amounts previously paid by the Guarantor pursuant to the NTG Guarantee and which remain outstanding from the Borrower to the Guarantor; and C. interest on all amounts which remain outstanding from the Borrower to the Guarantor from the date such amounts become due under this document until the date on which the amounts are paid in full, at a rate of interest equal to the Default Rate. 5.2 Counter indemnity The Borrower must indemnify the Guarantor against all liabilities, losses, damages, costs and expenses (including legal fees, costs and disbursements) arising from or incurred in connection with any payment made by the Guarantor in accordance with clause 3 (Guarantee). 5.3 Other indemnities (a) The Borrower must indemnify each Indemnified Party against any loss or liability which such Indemnified Party incurs as a consequence of: (i) the occurrence of any event of default (however described) under the Finance Documents; (ii) any failure by the Borrower to pay any amount due under the Finance Documents on its due date; (iii) investigating any event which the Guarantor reasonably believes to be a default; and (iv) acting or relying on any notice which the Guarantor reasonably believes to be genuine, correct and appropriately authorised in connection with this document or any other Finance Document.

L\359460930.11 14 (b) The Guarantor shall not be obliged to pursue first any recovery under any other indemnity or reimbursement obligation before seeking recovery under the indemnities given by the Borrower under this document. 5.4 Nature of rights and obligations The obligations of the Borrower under this document will not be affected by an act, omission, matter or thing which, but for this clause 5.4, would reduce, release or prejudice any of its obligations under this document (without limitation and whether or not known to it or the Guarantor) including: (a) any time, waiver or other concession or consent granted to, or composition with, any person; (b) the release or resignation of any other Obligor or any other person; (c) any composition or arrangement with any creditor of any Obligor or other person; (d) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security; (e) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person; (f) any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security; (g) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; (h) any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law; (i) any set off, combination of accounts or counterclaim; (j) the Insolvency of any person; or (k) this document or any other Finance Document not being executed by or binding against any other Obligor or any other party. 6. Termination 6.1 Automatic termination The NTG Guarantee automatically terminates if: (a) the Guarantee Release Conditions are satisfied; (b) the Guarantor pays to the Beneficiaries: (i) all Guaranteed Money and no further Guaranteed Money is owed to any Beneficiary; or (ii) an aggregate amount equal to the Guarantee Limit,

L\359460930.11 15 in either case, following a Beneficiary making a demand on the Guarantor to pay the Guaranteed Money in accordance with clause 3.2 (Demand Conditions); (c) the Guaranteed Money is fully and finally discharged by the Borrower; (d) the Guarantor exercises the option to purchase under clause 4.6(a) (Option to Purchase) of the Security Trust and Intercreditor Deed; or (e) all Beneficiaries agree in writing to irrevocably terminate this document. 6.2 Change in Control (a) If a Change in Control occurs: (i) the Borrower shall notify the Guarantor promptly upon becoming aware of its occurrence; (ii) the Borrower and the Beneficiaries must consult with the Guarantor during any relevant Renegotiation Period related to a Change in Control with respect to the potential continuation of the Facility and the NTG Guarantee notwithstanding the Change in Control; and (iii) the Guarantee will automatically terminate effective at the time determined in accordance with clause 6.2(b) below unless the Guarantor (in its sole discretion) waives the Change in Control by notice to each other party within 30 days of the Change in Control occurring (Renegotiation Period End Date). (b) If clause 6.2(a)(iii) applies, the NTG Guarantee will automatically terminate effective: (i) if the Agent (acting on instructions of all Lenders) has waived the Change in Control prior to the Renegotiation Period End Date, on the date such waiver is given; (ii) if either: A. the Change in Control is continuing on the Renegotiation Period End Date; or B. the Agent (acting on instructions of the Majority Lenders) has waived the Change in Control prior to the Renegotiation Period End Date, and the Agent has not delivered a Non-Continuation Notice in respect of a RE Non-Consenting Lender under clause 23(c) (Review Events) of the Facility Agreement by the date that is 90 days after the expiry of the Renegotiation Period, on the date that is 91 days after the expiry of the Renegotiation Period; or (iii) if either: A. the Change in Control is continuing on the Renegotiation Period End Date; or B. the Agent (acting on instructions of the Majority Lenders) has waived the Change in Control prior to the Renegotiation Period End Date,

L\359460930.11 16 and the Agent has delivered a Non-Continuation Notice in respect of one or more RE Non-Consenting Lenders under clause 23(c) (Review Events) of the Facility Agreement no later than 90 days after the expiry of the Renegotiation Period, on the earlier of: A. the date the Borrower has, in respect of each RE Non- Consenting Lender, either: 1) cancelled any Available Commitments of the RE Non-Consenting Lender and all Secured Moneys owing to that RE Non-Consenting Lender has been received in full; or 2) transferred all of its: a) rights and obligations under the Facility Agreement; b) Available Commitment; or c) rights and obligations in respect of the Facility, to a Lender, another bank, or a financial institution, or to a trust, fund or other entity selected by the Borrower at par and all Secured Moneys owing to that RE Non-Consenting Lender has been received in full; and B. the date that is 120 days after the last Non-Continuation Notice delivered by the Agent in respect of an RE Non- Consenting Lender under clause 23(c) (Review Events) of the Facility Agreement. (c) For the purposes of clause 6.2(b), a Change in Control is "continuing" if it has not been waived in writing by the Agent (acting on instructions of the Majority Lenders). 7. Payments 7.1 Manner of payment Each party agrees to make payments (including by way of reimbursement) under this document: (a) in full without set-off or counterclaim and without any deduction or withholding in respect of Taxes unless prohibited by law; (b) at the time specified in this document; (c) in the currency in which the payment is due in immediately available funds; and (d) by payment into the account nominated by the recipient, or by payment as they otherwise direct. 7.2 Withholding tax If a party is required by law to deduct or withhold an amount in respect of Taxes from a payment under this document:

L\359460930.11 17 (a) the party agrees to deduct or withhold the amount (and any further amounts it is required to deduct or withhold from any additional amount due under clause (b)), pay it to the relevant authority in accordance with applicable law and give the original receipts to the other party; and (b) the party agrees to pay an additional amount so that, after making the deduction or withholding and further deductions or withholdings applicable to additional amounts payable under this clause, the other party receive (at the time the payment is due) the amount it would have received if no deductions or withholdings had been required. 7.3 Indirect Tax (a) All payments to be made by the Borrower to the Guarantor, or by the Guarantor to the Beneficiaries, under or in connection with any Finance Document have been calculated without regard to Indirect Tax. If all or part of any such payment is the consideration for a taxable supply or chargeable with Indirect Tax then, when the Borrower or Guarantor (as applicable) makes the payment: (i) it must pay to the Guarantor or Beneficiaries (as applicable) an additional amount equal to that payment (or part) multiplied by the appropriate rate of Indirect Tax; and (ii) the Guarantor or Beneficiaries (as applicable) will promptly provide to the Borrower or Guarantor (as applicable) a tax invoice complying with the relevant law relating to that Indirect Tax. (b) Where a Finance Document requires the Borrower to reimburse or indemnify the Guarantor for any costs or expenses, it shall also at the same time pay and indemnify the Guarantor against all Indirect Tax incurred by the Guarantor in respect of the costs or expenses save to the extent that the Guarantor is entitled to repayment or credit in respect of the Indirect Tax. The Guarantor will promptly provide to the Borrower a tax invoice complying with the relevant law relating to that Indirect Tax. (c) Where a Finance Document requires the Guarantor to reimburse or indemnify a Beneficiary for any costs or expenses, it shall also at the same time pay and indemnify the Beneficiary against all Indirect Tax incurred by the Beneficiary in respect of the costs or expenses save to the extent that the Beneficiary is entitled to repayment or credit in respect of the Indirect Tax. The Beneficiary will promptly provide to the Guarantor a tax invoice complying with the relevant law relating to that Indirect Tax. 8. Limitation of liability The parties agree that despite any other provision of this document, the maximum aggregate liability of the Guarantor under this document (including all amounts payable under the NTG Guarantee) is limited to the Guarantee Limit. 9. Assignment and novation (a) Subject to clause 9(b), no party may assign or otherwise deal with any of its rights or obligations under this document, or allow any interest in it to arise or be varied, in each case, without the consent of the other parties. (b) A Beneficiary may assign or novate its rights and interests under this document to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (including credit derivatives), provided that:

L\359460930.11 18 (i) the Beneficiary has requested the consent of the Guarantor to an assignment or novation and not received express refusal by the Guarantor within 10 Business Days of the request; (ii) the Guarantor's consent (not to be unreasonably withheld or delayed or subject to unreasonable conditions) is obtained by the relevant Beneficiary prior to the assignment or novation, unless the assignment or novation is: A. to another Lender that is not a Defaulting Finance Party; B. to an Affiliate of a Lender which is not a Defaulting Finance Party and which, during the Availability Period, has assets under management of $1,000,000,000 or more; C. made at a time when an Event of Default is continuing; or D. to a securitisation or funding vehicle or to a sub-participant, in each case where the Beneficiary remains the Beneficiary under this document and the lender of record under the Facility Agreement (and retains all its voting rights); (iii) other than in respect of an assignment or novation to an entity contemplated in clause 9(b)(ii)D above or where the relevant transferee is already a party to the Security Trust and Intercreditor Deed in such capacity, the relevant transferee accedes as a "Lender" under the Security Trust and Intercreditor Deed on or before the time such assignment or novation becomes effective; and (iv) the person to be assigned or novated the rights, interests or obligations under this document has executed and delivered a deed of covenant in favour of the Guarantor to comply with, observe and perform the terms of this document, in a form acceptable to the Guarantor (acting reasonably). (c) Other than where clause 9(b)(ii)(A) – (D) (inclusive) applies, the consent of the Guarantor is required (acting in its sole discretion) if a Beneficiary proposes to assign or novate rights to: (i) a Defaulting Finance Party; (ii) a hedge fund, loan to own fund, vulture fund, distressed debt fund or debt restructuring fund or a trust fund or any other entity (including a business group within a private equity fund or financial institution) which is established for or principally invests in distressed debt (or any similar fund, broker, trading desk or entity); (iii) any competitor of a Sponsor or an Obligor or any person or entity principally engaged in the business of an Obligor or a Sponsor and each Affiliate of such person or entity engaged in such activities; or (iv) during the Availability Period, any person that has assets under management of less than $1,000,000,000. (d) A Beneficiary that proposes to assign or novate its rights and interests in this document pursuant to clause 9(b) must promptly provide the Guarantor all information it reasonably requests in relation to the proposed assignee so that the Guarantor can determine if the Guarantor's consent is required pursuant to clause 9(b) and whether to provide such consent.

L\359460930.11 19 10. Representations, warranties and acknowledgements 10.1 Guarantor representations The Guarantor represents and warrants in favour of the Beneficiaries that: (a) (power) it has full power and lawful authority to enter into this document and comply with its obligations under it; (b) (authorisations) it has in full force and effect the authorisations necessary for it to enter into this document, to comply with its obligations and exercise its rights under this document and to allow them to be enforced; (c) (valid obligations) its obligations under this document are valid and binding and are enforceable against it in accordance with their terms; and (d) (legality) the execution, delivery and performance of its obligations under this document does not violate any law to which the Guarantor is subject. The Guarantor acknowledges that the Beneficiaries have entered into the Finance Documents in reliance on the representations and warranties in this clause 10.1 (Guarantor representations). 10.2 Borrower representations The Borrower represents and warrants for the benefit of the Guarantor that: (a) (capacity) it has been incorporated or established in accordance with the laws of its place of incorporation or establishment, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; (b) (power) it has full power and authority to enter into the Finance Documents to which it is a party and comply with its obligations under them; (c) (no contravention or exceeding power) the Finance Documents and its obligations under them do not contravene its constituent documents (if any) nor any law or obligation binding on its assets; (d) (authorisations) it has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents; (e) (valid obligations) its obligations under this document and the Finance Documents to which it is a party are, subject to any necessary stamping and Authorisations, equitable principles and laws generally affecting creditors' rights, valid and binding and are enforceable against it in accordance with their terms; and (f) (information) to the best of its knowledge having made due enquiries (but subject to the qualifications made when the relevant information is made available) all information provided by it to the Guarantor in relation to the Finance Documents was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated. The Borrower acknowledges that the Guarantor has entered into the Finance Documents to which it is a party in reliance on the representations and warranties in this clause 10.2.

L\359460930.11 20 10.3 Sanctions representations Each Party other than the Guarantor represents and warrants in favour of the Guarantor that neither it, not any of its directors or officers, to their knowledge having made reasonable enquiries: (a) is a Restricted Party, whose status as such would, or would reasonably be expected to, result in the Guarantor being in breach of any Sanctions or being a Restricted Party as a result of the performance by the Guarantor of its obligations under this document; or (b) has received notice of or is aware of any claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority. Each Party other than the Guarantor acknowledges that the Guarantor has entered into the Finance Documents to which it is a party in reliance on the representations and warranties in this clause 10.3. 10.4 Acknowledgements Each of the Beneficiaries acknowledges that: (a) (no reliance) it has not relied on any representation, statement or information made or provided by the Guarantor (other than representations, statements and information expressly given by the Guarantor under the Finance Documents) in its decision to enter into the Finance Documents; and (b) (independent investigation) it has made and will continue to make its own independent investigation of the financial condition and affairs of the Borrower and the other Obligors; and (c) (creditworthiness) it has made its own appraisal of the creditworthiness of the Borrower and the Obligor group. 11. Notices 11.1 How Notice to be given Each communication (including each notice, consent, approval, waiver, request and demand) (Notice) under or in connection with this document: (a) must be given to a party: (i) using one of the following methods (and no other method) namely, hand delivery, courier service, prepaid express post or email; and (ii) using the address or other details for the party set out in the Details or as otherwise notified by that party to each other party from time to time under this clause 11.1); (b) must be in legible writing and in English; (c) must be signed by the party giving the Notice (Sending Party) or by a person duly authorised by the Sending Party; and (d) (in the case of email) must: (i) clearly indicate that the email is a Notice under or in connection with this document;

L\359460930.11 21 (ii) state the name of the Sending Party and be sent by the Sending Party or a person duly authorised by the Sending Party; and (iii) if the email contains attachments, ensure the attachments are in a format the receiving party can download, open and view at no additional cost, and Notices sent by email are taken to be signed by the Sending Party. 11.2 When Notice taken to be received Without limiting the ability of a party to prove that a Notice has been given and received at an earlier time, each Notice under or in connection with this document is taken to be given by the sender and received by the recipient: (a) (in the case of delivery by hand or courier service) on delivery; (b) (in the case of prepaid express post sent to an address in the same country) on the second Business Day after the date of posting; (c) (in the case of prepaid express post sent to an address in a different country) on the fourth Business Day after the date of posting; and (d) (in the case of email) on the earlier of: (i) the time sent (as recorded by the device or service from which the sender sent the email) unless, within 4 hours of sending the email, the sender receives an automated message that the email has not been delivered; (ii) receipt by the sender of an automated message confirming delivery; and (iii) the time of receipt as acknowledged by the recipient (either orally or in writing), provided that: (e) the Notice will be taken to be so given by the sender and received by the recipient regardless of whether: (i) the recipient is absent from the place at which the Notice is delivered or sent; (ii) the Notice is returned unclaimed; or (iii) (in the case of email) the email or any attachment is opened by the recipient; (f) if the Notice specifies a later time as the time of delivery then that later time will be taken to be the time of delivery of the Notice; and (g) if the Notice would otherwise be taken to be received on a day that is not a working day or after 5.00 pm on any day, it is taken to be received at 9.00 am on the next working day ("working day" meaning a day that is not a Saturday, Sunday or public holiday and on which banks are open for business generally, in the place to which the Notice is delivered or sent).

L\359460930.11 22 11.3 Notices sent by more than one method of communication If a Notice delivered or sent under this clause 11 is delivered or sent by more than one method, the Notice is taken to be given by the sender and received by the recipient whenever it is taken to be first received in accordance with clause 11.2. 12. Costs 12.1 Initial costs The Borrower must pay the Guarantor, within five Business Days of demand, the amount of all pre-agreed Costs reasonably incurred by it in connection with the preparation, negotiation and execution of this document and satisfaction of each of the conditions precedent to the Effective Time. 12.2 Subsequent costs The Borrower must pay the Guarantor, within five Business Days of demand, all pre-agreed Costs reasonably incurred by it in connection with: (a) the negotiation, preparation, printing and execution of any Finance Document entered into after the date of this document; and (b) any amendment, waiver or consent requested by or on behalf of the Borrower under a Finance Document. 12.3 Enforcement Costs The Borrower must pay to the Guarantor, within five Business Days of demand, all Costs incurred by it in connection with: (a) the enforcement of, or the preservation of any rights under, any Finance Document; or (b) any proceedings instituted by or against the Guarantor as a consequence of it entering into a Finance Document. 13. General 13.1 Amendments A provision of this document, or right, power or remedy created under it, may not be varied or waived except in writing signed by or on behalf of all parties to this document. 13.2 Prompt performance If this document specifies when a party agrees to perform an obligation, the party agrees to perform it by the time specified. Each party agrees to perform all of its other obligations promptly. Time is of the essence in this document in respect of an obligation of a party to pay money. 13.3 Waiver (a) Failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of, a right, power or remedy provided by law or under this document by a party does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under this document.

L\359460930.11 23 (b) A waiver given by a party under this document is only effective and binding on that party if it is given or confirmed in writing and signed by that party. (c) No waiver of a breach of a term of this document operates as a waiver of another breach of that term or of a breach of any other term of this document. 13.4 Remedies cumulative The Guarantor's and each Beneficiaries' rights, powers and remedies in connection with this document are in addition to other rights, powers and remedies given in any other document or by law independently of this document. 13.5 Indemnities and reimbursement obligations Any indemnity, reimbursement, payment or similar obligation in this document given by a party: (a) is a continuing obligation despite the satisfaction of any payment or other obligation in connection with this document, any settlement or any other thing; and (b) is independent of the party’s other obligations under this document or any other document; and (c) continues after this document, or any obligation arising under it, ends. It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity in connection with this document. 13.6 Confidentiality Each party agrees not to disclose information provided by the other party that is not publicly available (including the existence or contents of any Transaction Document or any other Relevant Matter) except: (a) to an employee, officer, professional adviser, banker, financier or auditor if that person reasonably requires access and is obliged to keep the information disclosed confidential on the terms of this clause 13.6; (b) if disclosure is required to be made by law or the rules of a regulatory body (including any relevant stock exchange); (c) any information provided by a party that has come into the public domain through no fault of the party making the disclosure; (d) as permitted under clause 13.7 (Public announcements); (e) by the Guarantor only: (i) to a department or agency of the Guarantor; (ii) to a Minister, Cabinet or the Legislative Assembly of the Northern Territory of Australia; (iii) to a Cabinet Committee or a committee of the Legislative Assembly of the Northern Territory of Australia; (iv) to the Auditor-General or a delegate of the Auditor-General; (v) to a Government Owned Corporation;

L\359460930.11 24 (vi) to the Territory Coordinator; or (vii) to a statutory authority, statutory corporation, company or body corporate (including a corporation sole) established by a law of the Guarantor or wholly-owned by the Guarantor; and (f) with the prior written consent of each other party. Each party consents to disclosures made in accordance with this clause 13.6. 13.7 Public announcements Except as required by law or a regulatory body (including a relevant stock exchange), all press releases and other public announcements in connection with this document must be in terms agreed in writing by the parties. Where a press release or public announcement is required to be made by law or the rules of a regulatory body (including a relevant stock exchange), the party giving the announcement must, where at all practicable, give prior notice to each other party of the intended announcement and take into account any reasonable comments regarding the release or announcement from any party whose confidential information is intended to be disclosed. 13.8 Further acts and documents Each party must, if requested by another party, promptly do all further acts and execute and deliver all further documents reasonably necessary to give effect to this document. 13.9 Counterparts (a) This document may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes the deed of each party who has executed and delivered that counterpart. (b) This document may consist of a number of copies, each signed by one or more parties to it. If so, the signed copies are treated as making up the one document. 13.10 Moratorium Legislation To the full extent permitted by law all legislation which at any time directly or indirectly: (a) lessens, varies or affects in favour of the Guarantor any obligation under a Finance Document; or (b) delays, prevents or prejudicially affects the exercise by a Beneficiary of any right, power or remedy conferred by a Finance Document, is excluded from the Finance Documents. 13.11 Acknowledgement by Guarantor The Guarantor confirms that: (a) it has not entered into any Finance Document in reliance on, or as a result of, any conduct of any kind of or on behalf of a Beneficiary or any related entity of a Beneficiary (including any advice, warranty, representation or undertaking); and (b) neither a Beneficiary nor any related entity of a Beneficiary is obliged to do anything (including disclose anything or give advice), except as expressly set out in the Finance Documents.

L\359460930.11 25 13.12 Severability of Provisions Any provision of any Finance Document which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Finance Document nor affect the validity or enforceability of that provision in any other jurisdiction. 13.13 No immunity The Guarantor irrevocably waives any right or benefit of any Commonwealth, State or other sovereign immunity from suit, execution, attachment or other legal process in respect of its obligations under this document. 14. Governing law and jurisdiction 14.1 Governing law This document is governed by the law applying in the Northern Territory of Australia. 14.2 Jurisdiction Each Guarantor irrevocably: (a) submits to the non-exclusive jurisdiction of the courts of the Northern Territory of Australia, and the courts competent to determine appeals from those courts, with respect to any proceedings that may be brought at any time relating to this document; and (b) waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within clause 14.2(a). 14.3 Serving documents Without preventing any other method of service, any document in an action in connection with this document may be served on a party by being delivered to or left at that party’s address for service of notices under clause 11.1 (How Notice to be given).

L\359460930.11 26 Schedule 1 - Form of Demand Notice [insert date] The Northern Territory of Australia 8th Floor, NT House 22 Mitchell Street Darwin Northern Territory 0800 Australia Attention: [insert] NTG Guarantee – Demand Notice Borrower: SPCF Financing Pty Ltd Facility Agreement: the facility agreement between, amongst others, the Borrower and Macquarie Bank Limited and Evolution Trustees Limited as trustee for the Alpha Wave Credit (Australia) Trust (as lenders) dated [insert date] This notice is given to you under clause 3.1 (Guarantee) of the Guarantee between us dated [insert date] in relation to the Borrower ("Guarantee") and the Facility Agreement described above. Unless otherwise defined or unless the context otherwise requires, terms used in this notice have the meanings defined in the Guarantee. We certify that: 1. We are entitled to issue this Demand Notice under clause 3.2 (Demand Conditions) of the Guarantee and clause 4.1 (Restrictions on Enforcement by Lenders) of the Security Trust and Intercreditor Deed. 2. The details of the Guaranteed Money are as follows: [insert details] 3. All amounts referred to above were payable by the Borrower under the Facility Agreement and have not been paid by the Borrower. 4. We have made a demand under: (a) clause 22 (Guarantee) of the Security Trust and Intercreditor Deed and the amounts referred to above remain outstanding; (b) the Tamboran Guarantee for the amounts referred to above and such amounts were not paid by the Tamboran Guarantors within the time period allowed under the Tamboran Guarantee. 5. We have attached true copies (but without duplication of documents which we have previously provided to you) of all documents which support the statements above including: (a) evidence the Guaranteed Money is outstanding and unpaid under the Finance Documents; (b) evidence of demand under clause 22 (Guarantee) of the Security Trust and Intercreditor Deed and the Tamboran Guarantee; (c) [insert any other documents].

L\359460930.11 27 We demand payment of the Guaranteed Money in the sum of [insert amount and currency] and request that such sum be paid by you to the following account: Account Name: [insert] Bank: [insert] Account Number: [insert] Sort Code: [insert] Yours faithfully _________________________________ For and on behalf of [Beneficiaries] Name: ___________________________ Title: ___________________________

L\359460930.11 28 Executed as a deed. GUARANTOR Signed, sealed and delivered by The Honourable William Yan, MLA, Treasurer for and on behalf of the Northern Territory of Australia in the presence of: s/ David Marcus Koch /s/ William Yan Signature of witness Signature David Marcus Koch 29/9/2025 Full name of witness Date Timothy Duncan and David Feng

L\359460930.11 29 BORROWER Executed as a deed by SPCF Financing Pty Ltd ACN 686 244 664 in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Michael Irving /s/ Alexander Cote Signature of director Signature of company secretary/director Michael Irving Alexander Cote Full name of above signatory Full name of above signatory

L\359460930.11 30 INITIAL BENEFICIARIES Signed, sealed and delivered for and on behalf of Evolution Trustees Limited ACN 611 839 519 as trustee for the Alpha Wave Credit (Australia) Trust ABN 54 715 760 742 by a duly appointed attorney in the presence of: /s/ Khoi Doan /s/ Bing Chong Signature of witness Signature of attorney (I have no notice of revocation of the power of attorney under which I sign this document) Khoi Doan Bing Chong Name of witness (please print) Name of attorney (please print)

L\359460930.11 31 SIGNED, SEALED AND DELIVERED by MACQUARIE BANK LIMITED ABN 46 008 583 542 by its attorneys under power of attorney dated 15 January 2025: /s/ Nathan Booker .......................................................... Signature of attorney Nathan Booker .......................................................... Name of attorney (block letters) (Signed in Australia, MBL PoA Ref: #3507) ) ) ) ) /s/ Ben Mossemenear .......................................................... Signature of attorney Ben Mossemenear .......................................................... Name of attorney (block letters)